UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2015

Wound Management Technologies, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-11808	59-2219994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16633 Dallas Parkway, Suite 250 Addison, Texas	75001
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (972) 218-0935

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 2.02.    Results of Operations and Financial Condition.

The information in Item 2.02 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 7, 2015, Wound Management Technologies, Inc. (the “Company”) issued a press release announcing certain information regarding the Company’s financial performance for the third fiscal quarter ended September 30, 2015. A copy of the press release is furnished herewith as Exhibit 99.1.

Item  9.01   Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

Exhibit 99.1	Press Release dated October 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2015	Wound Management Technologies, INC.

	By:	/s/ Darren E. Stine
Darren E. Stine
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release dated October 7, 2015.